UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 12, 2016

FLEXIBLE SOLUTIONS INTERNATIONAL INC.
(Exact name of Registrant as specified in its charter)

Nevada	001-31540	91-1922863
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

615 Discovery Street
Victoria, British Columbia V8T 5G4
 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:   (250) 477-9969

N/A
 (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

            On May 12, 2016, the Company issued a press release announcing the Company’s financial results for the three months ended March 31, 2016.

Item 7.01    Regulation FD Disclosure

On May 13, 2016, the Company held a conference call to discuss its financial results for the three months ended March 31, 2016, as well as other information regarding the Company.

Item 9.01    Exhibits

Exhibit No.	Description of Document

99.1	May 12, 2016 Press Release

99.2	Text of opening remarks by Dan O’Brien/May 13, 2016 conference call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXIBLE SOLUTIONS INTERNATIONAL INC.

Date: May 13, 2016	By:	/s/ Daniel B. O’Brien
Daniel B. O’Brien
President and Chief Executive Officer